Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 2, 2007, relating to the consolidated financial statements of EV Energy Partners, L.P. and subsidiaries and the combined financial statements of the Combined Predecessor Entities, appearing in the Annual Report on Form 10-K of EV Energy Partners, L.P. for the year ended December 31, 2006, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
October 1, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 16, 2007, relating to the statements of revenues and direct operating expenses of the assets acquired from EnerVest Energy Institutional Fund IX, L.P. and EnerVest Energy Institutional Fund IX-WI, L.P., as defined in the purchase and sale agreements dated January 9, 2007 by EV Energy Partners, L.P., appearing in the Current Report on Form 8-K/A dated April 18, 2007, for the year ended December 31, 2006 and for the eleven-month period from February 1, 2005 to December 31, 2005, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
October 1, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 27, 2007, relating to the consolidated financial statements of EnerVest Monroe L.P. and subsidiary for the year ended December 31, 2006, appearing in the Current Report on Form 8-K/A dated June 12, 2007, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
October 1, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated October 1, 2007, relating to the consolidated balance sheet of EV Energy GP, L.P. and subsidiaries as of December 31, 2006, appearing in the Current Report on Form 8-K dated October 1, 2007, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
October 1, 2007